SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

    [     ]    Preliminary Information Statement
    [     ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    [ X ]    Definitive Information Statement

Weight Loss Forever International, Inc.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

    [ X ]    No fee required
    [     ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[     ]    Fee paid previously with preliminary materials.

[     ]    Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

1

Weight Loss Forever International, Inc.
120 International Parkway, Suite 120
Heathrow, Florida 32746

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2004
TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of the Shareholders of Weight Loss Forever International, Inc. (the “Company”) to be held on Friday, June 25, 2004, at 11:00 AM, Eastern Standard Time, at our corporate headquarters at 120 International Parkway, Suite 120, Heathrow, Florida 32746, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1.   To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.   To approve an amendment to the Company’s Articles of Incorporation to do three (3) things: (a) change the name of the Company to Beverly Hills Weight Loss and Wellness, Inc.; (b) effectuate a 3-for-1 forward stock split of the Company’s issued and outstanding common stock; and (c) increase the Company’s authorized common stock to 500,000,000 shares;

3.   To ratify the appointment of Gately & Associates, LLC as independent auditors of the Company for the fiscal year ending December 31, 2004; and

4.   To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on May 17, 2004, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors
/s/ John Martin

John Martin
President
May 28, 2004
Heathrow, Florida

2

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INTRODUCTION

    This information statement is being mailed or otherwise furnished to stockholders of Weight Loss Forever International, Inc., a Nevada corporation (the “Company”) in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about June 2, 2004.

Proposals

The following proposals are being presented at the meeting (the “Proposals”):

1.   To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.   To approve an amendment to the Company’s Articles of Incorporation to do three (3) things: (a) change the name of the Company to Beverly Hills Weight Loss and Wellness, Inc.; (b) effectuate a 3-for-1 forward stock split of the Company’s issued and outstanding common stock; and (c) increase the Company’s authorized common stock to 500,000,000 shares;

3.   To ratify the appointment of Gately & Associates, LLC as independent auditors of the Company for the fiscal year ending December 31, 2004; and

4.   To transact such other business as may properly come before the meeting or any adjournments thereof.

Vote Required

The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of common stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on May 17, 2004 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on May 13, 2004. As of the Record Date, the Company had outstanding 49,620,849 shares of common stock, and no shares of preferred stock were issued or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Olde Monmouth Stock Transfer Company, 77 Memorial Parkway, Suite 100, Atlantic Highlands, New Jersey 07716, telephone number (732) 872-2727.

3

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes (the “Nevada Law”) provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Pursuant to Section 78.390 of the Nevada Revised Statutes, a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to amend the Articles of Incorporation. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting stock of the Company.

Pursuant to Section 78.370 of the Nevada Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters’ or appraisal rights under the Nevada Revised Statutes are afforded to the Company’s stockholders as a result of the approval of the Proposals.

PROPOSAL ONE
ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Nevada. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” The number of Directors shall be any number as set by the Company’s Board of Directors. Presently, the Board consists of five (5) members, namely John Martin, Byron Rambo, Michael D’Apolito, Harold Kestenbaum, and Tim Murray. Mr. Martin is an employee-director, while Mr. Rambo and Mr. Murray are consultants to the Company in capacities other than as directors.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

4

Name	Age	Position(s)

John Martin	61	President, Director (2001)
Byron Rambo	46	Secretary, Chief Financial Officer, Director (2003)
Michael D’Apolito	51	Director (2002)
Harold Kestenbaum	54	Director (2002)
Tim Murray	49	Director (2004)

John Martin has been our President since December 4, 2001, and chairman of our board of directors since March 18, 2002. Mr. Martin is the founder, and, for more than the last five years, President, of our former subsidiary, Weight Loss Forever International, (Virginia) Inc.

Byron Rambo has been our Chief Financial Officer and a member of our Board of Directors since November 2003. Mr. Rambo has been an accountant in public practice in Central Florida specializing in taxation for over 18 years.

Michael D’Apolito has been a member of our board of directors since June 2002. He has been President of American Home Trust Corporation, a real estate investment company, for the past five years. He is also been a member of the board of directors of Advanced Wellness Corp., which is now a Weight Loss Forever franchisee.

Harold L Kestenbaum became a member of our board of directors in June 2002. He has been a practicing attorney in New York, specializing in franchise law, for more than the past five years.  He has been a director of Sbarro, Inc. since 1985 and is also a director of Rezconnect Technologies, Inc. and Ultimate Franchise Systems, Inc.

Tim Murray became a member of our board of directors in May 2004. Mr. Murray was a licensed stock broker beginning in 1983, and has been an independent consultant since 1991, providing services in the area of investor relations.

Our directors do not currently serve as directors of any other reporting issuers.

Compensation of Directors

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2003 and 2002. In addition, the table shows compensation for our current sole executive officer. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

5

		Annual Compensation			Long Term Compensation

					Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

John Martin	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
President	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Byron Rambo	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CFO	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Michael D’Apolito	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Harold Kestenbaum	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Charles Bolianities, III (1)	2003	-0-	-0-	75,000	-0-	-0-	-0-	-0-
Former Director	2002	-0-	-0-	8,065	-0-	-0-	-0-	-0-

Christopher M. Swartz (2)	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former Director	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1) Mr. Bolianites resigned from our Board of Directors effective April 9, 2004. Mr. Boliantes received $8,065 in 2002 pursuant to a consulting agreement, and was entitled to receive $75,000 during 2003 under the same agreement. For accounting purposes, we treat the payments to Mr. Bolianites as principal reductions plus imputed interest payments on a contract payable for the acquisition of the Beverly Hills Weight Loss & Wellness System.

(2) Mr. Swartz resigned from our Board of Directors effective November 2003.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

John Martin	-0-	-0-	N/A	N/A
Byron Rambo	-0-	-0-	N/A	N/A
Michael D’Apolito	-0-	-0-	N/A	N/A
Harold Kestenbaum	-0-	-0-	N/A	N/A
Charles Bolianites, III	-0-	-0-	N/A	N/A
Christopher M. Swartz	-0-	-0-	N/A	N/A

6

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Option/SARs at FY-End ($) Exercisable/Unexercisable

John Martin	-0-	N/A	-0-	N/A
Byron Rambo	-0-	N/A	-0-	N/A
Michael D’Apolito	-0-	N/A	-0-	N/A
Harold Kestenbaum	-0-	N/A	-0-	N/A
Charles Bolianites, III	-0-	N/A	-0-	N/A
Christopher M. Swartz	-0-	N/A	-0-	N/A

None of our officers or directors are subject to an employment agreement, and none of our officers or directors receive any compensation for acting as an officer or director other than as set forth herein.

Board Meetings and Committees

Board Meetings

During the fiscal year ended December 31, 2003, the Board of Directors met and took action by unanimous written consent on numerous occasions.

Audit Committee

Our board of directors has an audit committee to review our internal accounting procedures and to consult with and review the services provided by our independent accountants, although they have not adopted a formal charter. The directors that will serve on the audit committee have not yet been appointed but are expected to during the current fiscal year.

There are no other committees at this time.

PROPOSAL TWO
AN AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION TO CHANGE
THE NAME OF THE COMPANY, INCREASE THE
AUTHORIZED COMMON STOCK,
AND EFFECTUATE A FORWARD STOCK SPLIT

Name Change

On May 13, 2004, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests, and directed that there be submitted to the holders of a majority of the Company’s common stock for action by written consent, the proposed amendment to Article 1 of the Company’s Articles of Incorporation to change the name of the Company to Beverly Hills Weight Loss and Wellness, Inc.

7

The Board of Directors believes that it is advisable and in the Company’s best interests to change the name in order to more accurately reflect changes in the Company’s business focus and changes in management.

Increase the Authorized Common Stock

On May 13, 2004, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the holders of a majority of the Company’s voting stock for action by written consent the proposed amendment to Article 4 of the Company’s Articles of Incorporation to effectuate an increase in the authorized common stock from 100 million shares with a par value of $0.0001 to 500 million shares with a par value of $0.0001.

The Board of Directors believes that it is advisable and in the Company’s best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company’s future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 100 million to 500 million shares. This step is necessary, in the judgment of the Board of Directors, in order to raise additional capital and carry out the Company’s business objectives.

Forward Stock Split

On May 13, 2004, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the holders of a majority of the Company’s common stock for action by written consent the proposed amendment to Article 4 of the Company’s Articles of Incorporation to effectuate a 3-for-1 forward stock split of the presently issued and outstanding shares of common stock. The Board of Directors further elected that any fractional shares created as a result of the forward stock split would be rounded up to the nearest whole share. After the forward stock split, there will be approximately 148,862,550 shares of common stock issued and outstanding.

The Board of Directors believes that it is advisable and in the Company’s best interests to increase the number of shares outstanding in order to increase the liquidity in the public marketplace for the Company’s common stock, and to provide the Company with more flexibility when raising capital and completing acquisitions. Authorized but unissued shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company’s business objectives.

8

Certain Matters Related to the Proposal

The Amendment set forth in Addendum A to this Information Statement will be filed with the Nevada Secretary of State following the shareholders meeting, and the effective date of the Amendment and the actions set forth in this Proposal Two is anticipated to be approximately one week thereafter.

On May 17, 2004, a majority of the Company’s shareholders approved the amendment by written consent.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The Board of Directors has appointed Gately & Associates, LLC, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of Gately & Associates, LLC are not expected to be present at the annual meeting.

Audit Fees

During the fiscal years ended December 31, 2003 and 2002, Parks, Tschopp, Whitcomb & Orr, P.A. billed us $12,000 and $12,000, respectively, and Gately & Associates, LLC billed us zero and $1,500, respectively, in fees for professional services for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB.

Audit – Related Fees

During the fiscal years ended December 31, 2003 and 2002, Parks, Tschopp, Whitcomb & Orr, P.A. and Gately & Associates, LLC did not bill us any fees for assurance and related services related to the performance of the audit or review of our financial statements.

Tax Fees

During the fiscal years ended December 31, 2003 and 2002, Parks, Tschopp, Whitcomb & Orr, P.A. and Gately & Associates, LLC did not bill us any fees for professional services for tax planning and preparation.

All Other Fees

During the fiscal years ended December 31, 2003 and 2002, Parks, Tschopp, Whitcomb & Orr, P.A. and Gately & Associates, LLC did not bill us for any other fees.

Of the fees described above, 100% were approved by the Board of Directors of the Company as there was not an Audit Committee in place at the time of the approvals.

9

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

Effective September 8, 2003, Parks, Tschopp, Whitcomb & Orr, P.A. (“PTW-O”), resigned as our auditing firm. We engaged Gately & Associates, LLC (“Gately”) as our new independent public accountants, effective September 8, 2003. The decision to change our accounting firm was approved by our Board of Directors and we had not consulted Gately previously.

The PTW-O report on the financial statements for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that their report contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern. During the year ended December 31, 2002 and the subsequent interim periods through September 8, 2003, the Company has not had any disagreements with PTW-O on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

OTHER INFORMATION

Directors and Executive Officers

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

John Martin	61	President, Director (2001)
Byron Rambo	46	Secretary, Chief Financial Officer, Director (2003)
Michael D’Apolito	51	Director (2002)
Harold Kestenbaum	54	Director (2002)
Tim Murray	49	Director (2004)

John Martin has been our President since December 4, 2001, and chairman of our board of directors since March 18, 2002. Mr. Martin is the founder, and, for more than the last five years, President, of our former subsidiary, Weight Loss Forever International, (Virginia) Inc.

Byron Rambo has been our Chief Financial Officer and a member of our Board of Directors since November 2003. Mr. Rambo has been an accountant in public practice in Central Florida specializing in taxation for over 18 years.

Michael D’Apolito has been a member of our board of directors since June 2002. He has been President of American Home Trust Corporation, a real estate investment company, for the past five years. He is also been a member of the board of directors of Advanced Wellness Corp., which is now a Weight Loss Forever franchisee.

10

Harold L Kestenbaum became a member of our board of directors in June 2002. He has been a practicing attorney in New York, specializing in franchise law, for more than the past five years.  He has been a director of Sbarro, Inc. since 1985 and is also a director of Rezconnect Technologies, Inc. and Ultimate Franchise Systems, Inc.

Tim Murray became a member of our board of directors in May 2004. Mr. Murray was a licensed stock broker beginning in 1983, and has been an independent consultant since 1991, providing services in the area of investor relations.

Audit Committee

Our board of directors has decided to create an audit committee to review our internal accounting procedures and to consult with and review the services provided by our independent accountants, although they have not adopted a formal charter. The directors that will serve on the audit committee have not yet been appointed but are expected to during the current fiscal year.  There are no other committees at this time.

Compensation Committee

We do not currently have a compensation committee, primarily because none of our officers or directors are subject to an employment agreement, and none of our officers or directors receive any compensation for acting as an officer or director.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the two most recent fiscal years, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
John Martin	-0-	-0-	1
Byron Rambo	1	-0-	-0-
Michael D’Apolito	-0-	-0-	1
Harold Kestenbaum	1	-0-	-0-
Charles Bolianites III (1)	1	1	-0-

(1)     Mr. Bolianites resigned from our Board of Directors effective April 9, 2004.

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

11

Executive Compensation

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2003 and 2002. In addition, the table shows compensation for our current sole executive officer. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

		Annual Compensation			Long Term Compensation

					Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

John Martin	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
President	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Byron Rambo	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CFO	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Michael D’Apolito	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Harold Kestenbaum	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Charles Bolianities, III (1)	2003	-0-	-0-	75,000	-0-	-0-	-0-	-0-
Former Director	2002	-0-	-0-	8,065	-0-	-0-	-0-	-0-

Christopher M. Swartz (2)	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former Director	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)  Mr. Bolianites resigned from our Board of Directors effective April 9, 2004. Mr. Boliantes received $8,065 in 2002 pursuant to a consulting agreement, and was entitled to receive $75,000 during 2003 under the same agreement. For accounting purposes, we treat the payments to Mr. Bolianites as principal reductions plus imputed interest payments on a contract payable for the acquisition of the Beverly Hills Weight Loss & Wellness System.

(2)  Mr. Swartz resigned from our Board of Directors effective November 2003.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

John Martin	-0-	-0-	N/A	N/A
Byron Rambo	-0-	-0-	N/A	N/A
Michael D’Apolito	-0-	-0-	N/A	N/A
Harold Kestenbaum	-0-	-0-	N/A	N/A
Charles Bolianites, III	-0-	-0-	N/A	N/A
Christopher M. Swartz	-0-	-0-	N/A	N/A

12

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Option/SARs at FY-End ($) Exercisable/Unexercisable

John Martin	-0-	N/A	-0-	N/A
Byron Rambo	-0-	N/A	-0-	N/A
Michael D’Apolito	-0-	N/A	-0-	N/A
Harold Kestenbaum	-0-	N/A	-0-	N/A
Charles Bolianites, III	-0-	N/A	-0-	N/A
Christopher M. Swartz	-0-	N/A	-0-	N/A

None of our officers or directors are subject to an employment agreement, and none of our officers or directors receive any compensation for acting as an officer or director other than as set forth herein.

Certain Relationships and Related Transactions

On May 31, 2002, we sold our wholly owned subsidiary, Weight Loss Forever International, Inc., a Virginia corporation, to a corporation owned by our company’s president, John Martin. Pursuant to that agreement, Mr. Martin became area developer for Weight Loss Forever for the states of Virginia and North Carolina and the owner of several franchises in those states.

In June 2002, Christon Mergers & Acquisitions, LLC, a firm which was owned by two then-directors of our company, Mr. Swartz and Mr. Cipparone, acquired $50,000 of our convertible debentures. As of December 31, 2002, the debentures, together with accrued interest, were converted into shares of our common stock.

In June 2002, we acquired certain franchise contract and royalty rights from Advanced Wellness Corporation. After that acquisition, an employee of Advanced Wellness Corp., Mr. Michael D’Apolito joined our board of directors.

In October 2002, we acquired the assets of Beverly Hills Weight Loss & Wellness from Charles Bolianites. Upon completion of the acquisition, Mr. Bolianites became a member of our board of directors. As part of the acquisition, the Company entered into a consulting agreement whereby Mr. Bolianites is scheduled to receive $6,250 per month for 60 months.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of May 17, 2004, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

13

Common Stock

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	John Martin (2)(3)	5,153,656	10.4%

Common Stock	Byron Rambo (2)	161,834	<1%

Common Stock	Michael D’Apolito (2)(3)	-0-	-0-

Common Stock	Harold Kestenbaum (2)(3)	-0-	-0-

Common Stock	Charles Bolianites III (4) 92 Magnium Drive Laconia, NH 03246	6,200,000	12.5%

Common Stock	Ultimate Franchise Systems, Inc. 300 International Parkway, Suite 100 Heathrow, FL 32746	8,997,368	18.1%

	All Officers and Directors as a Group (4 Persons)	5,315,490	10.7%

(1)  Unless otherwise indicated, based on 49,620,849 shares of common stock outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)  Unless otherwise indicated, the address of each director is c/o Weight Loss Forever International, Inc., 120 International Parkway, Suite 120, Heathrow, Florida 32746.

(3)  Indicates a Director of the Company.

(4)  Mr. Bolianites resigned from our Board of Directors effective April 9, 2004.

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock issued or outstanding. There are no known current arrangements that will result in a change in control.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2005 Annual Meeting of Shareholders and presentation in the Company’s Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 120 International Parkway, Suite 120, Heathrow, Florida 32746, addressed to the corporate Secretary, no later than February 5, 2005, in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in May 2005.

14

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Company has enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2003 with this Information Statement.

By Order of the Board of Directors
/s/ John Martin

John Martin
President
May 28, 2004
Heathrow, Florida

15

[PROPOSED]

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
WEIGHT LOSS FOREVER INTERNATIONAL, INC.

The undersigned being the President and Secretary of Weight Loss Forever International, Inc., a Nevada Corporation, hereby certify that by unanimous vote of the Board of Directors obtained on May 13, 2004, and a majority vote of the stockholders obtained on May 17, 2004, it was voted that this Certificate of Amendment of Articles of Incorporation be filed.

FIRST: The undersigned certify that ARTICLE “ONE” of the Articles of Incorporation, originally filed on May 9, 1996, and as amended, are amended to read as follows:

“The name of the Corporation is Beverly Hills Weight Loss and Wellness, Inc.”

SECOND: The undersigned certify that ARTICLE “FOUR” of the Articles of Incorporation are amended to read as follows:

“The capital stock of the Corporation shall consist of 500,000,000 shares of Common Stock, $0.0001 par value and 10,000,000 shares of preferred stock, $0.0001 par value.

Effective on the effective date of the filing of this Certificate of Amendment of Articles of Incorporation, the issued and outstanding shares of common stock shall undergo a 3-for-1 forward stock split. As a result of the stock split, every one (1) share of common stock issued and outstanding before the effectiveness of the split shall be exchanged for three (3) shares of common stock after the split. Fractional shares will be rounded up to the next whole share.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

The undersigned hereby certify that they have on this ___th day of June, 2004 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

John Martin, President

Byron Rambo, Secretary

16